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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in the Brylane Inc. Registration Statement on
Form S-1 (File No. 333-     ) of our reports dated May 14, 1996, on our audits
of the combined financial statements and the financial statement schedule of Chadwick's, Inc. We also consent to the reference to our Firm under the caption, "Experts".

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 12, 1998